SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2006

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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        MARSHALL ISLANDS            000-14135              52-2098714
  (State or Other Jurisdiction     (Commission          (I.R.S. Employer
       of Incorporation)           File Number)        Identification No.)


          ONE STATION PLACE, STAMFORD,                  06902
                   CONNECTICUT                        (Zip Code)
    (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events

On April 27, 2006, OMI issued a press release announcing that the Board of Directors approved a repurchase program, authorizing $70,000,000 to be expended on the repurchase of common stock.

The press release is furnished herewith as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99 Press release, dated April 27, 2006 containing a disclosure relating to the Board of Directors authorization of a stock repurchase program.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



           Date: April 27, 2006          By: /s/ Craig H. Stevenson, Jr.
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                                             Craig H. Stevenson, Jr. Chairman
                                             of the Board and Chief Executive
                                             Officer



           Date: April 27, 2006          By: /s/ Kathleen C. Haines
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                                             Kathleen C. Haines
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer


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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
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  99             Press release, dated April 27, 2006 containing a disclosure relating to the Board of Directors authorization of a stock repurchase program.